Prime Credit Card Master Trust					13-Oct-03
					03:28 PM
Settlement Statement
-	-	--

Distribution Date:					15-Oct-03

Monthly Period:		September, 2003
		31-Aug-03
		04-Oct-03

(i) Collections					$419,004,667
Finance Charge					48,070,342
Principal					370,934,325

(ii) Investor Percentage - Principal Collections					04-Oct-03

	Series 2000-1				25.1%
	A				21.1%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				25.1%
	A				21.1%
	B				2.0%
	C				2.0%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				15-Oct-03

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				15-Oct-03

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				15-Oct-03

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$3,632,588.67
	A				$3,051,313.46
	B				290,637.61
	C				290,637.61

	Series 1992-3				$0.00
	A				$0.00
	B				$0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			04-Oct-03		$1,989,939,022.67
Principal Receivables in Trust					$1,897,327,260.55

(xii) Invested Amount			04-Oct-03

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					10.914%
Finance Charge Receivables Factor					4.654%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			90.84%	$1,676,701,375
	30 days			4.05%	$74,681,313
	60 days			1.42%	$26,220,849
	90 days			0.98%	$18,096,894
	120 days			0.82%	$15,117,330
	150 days			0.76%	$14,118,800
	180 days+			1.13%	$20,906,108
	Total			100.00%	$1,845,842,670

	Balance in Principal Funding Account			4-Oct-03	$0

Last Updated on 10/15/03
By HO0DMW